UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 13, 2013
Autodesk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 McInnis Parkway
San Rafael, California 94903
(Address of principal executive offices, including zip code)
(415) 507-5000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Sales Commission Plan with Steven Blum
On June 13, 2013, the Compensation and Human Resources Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Autodesk, Inc. (the “Company”) substituted revenue and non-GAAP operating margin compensation objectives in lieu of contribution margin compensation objectives for Steven Blum, the Company's Senior Vice President, Worldwide Sales and Services. Additional information regarding Mr. Blum's compensation for fiscal 2014 is set forth in the Current Report on Form 8-K filed by the Company on March 25, 2013.
Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 13, 2013, the Board amended Article III, Section 3.2 of the Company's Bylaws to change the number of directors from ten (10) to nine (9). The Bylaws are filed as Exhibit 3.1 hereto and are incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of the Company held on June 13, 2013 (the “Annual Meeting”), the stockholders of the Company elected the following nine individuals to the Board. Each Director will serve for the ensuing year and until their successors are duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions*	Broker Non Votes*
Carl Bass	178,256,226	2,686,879	127,159	16,433,259
Crawford W. Beveridge	177,712,307	3,214,007	143,950	16,433,259
J. Hallam Dawson	177,799,706	3,128,691	141,867	16,433,259
Thomas Georgens	176,977,214	3,941,416	151,634	16,433,259
Per-Kristian Halvorsen	111,733,146	69,182,355	154,763	16,433,259
Mary T. McDowell	174,568,589	6,354,618	147,057	16,433,259
Lorrie M. Norrington	180,616,706	306,579	146,979	16,433,259
Stacy J. Smith	174,386,738	6,531,610	151,916	16,433,259
Steven M. West	180,420,907	498,847	150,510	16,433,259
___________________
*    Abstentions and broker non-votes do not affect the outcome of the election.

In addition, the following proposals were voted on and approved at the Annual Meeting.

	Votes For	Votes Against	Abstentions	Broker Non Votes
Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2014	192,627,477	4,616,659	259,387	—
Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement.	117,146,084	62,951,910	972,270	16,433,259

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.     Description
3.1         Bylaws, as amended

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By:/s/ Pascal W. Di Fronzo
Pascal W. Di Fronzo Senior Vice President, General Counsel and Secretary
Date: June 14, 2013

EXHIBIT INDEX

Exhibit No.    Description
3.1         Bylaws, as amended